                                                                      Exhibit 21
                                                                      ----------

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
                         Subsidiaries of the Registrant
                               December 31, 1995



                                                                                       State of
                     Subsidiary                                                      Incorporation
                     -----------------------------------------------------------   ------------------
                     Nationwide Life and Annuity Insurance Company                 Ohio

                     West Coast Life Insurance Company                             California

                     Employers Life Insurance Company of Wausau                    Wisconsin

                     National Casualty Company                                     Michigan

                     Nationwide Financial Services, Inc.                           Ohio


                  All business operations of Nationwide Life Insurance Company and all of its subsidiaries are conducted using each company's legally registered name.

                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                       NATIONWIDE LIFE INSURANCE COMPANY (Registrant)



                       By D. Richard McFerson
                         -----------------------------------------------------
                          D. Richard McFerson, President and Chief Executive Officer - Nationwide Insurance Enterprise


Date:  March 6, 1996

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated on March 6, 1996.



D. Richard McFerson                                             Peter F. Frenzer
-------------------------------------------------------------   -----------------------------------------------------------
D. Richard McFerson, President and Chief Executive              Peter F. Frenzer, President and Chief Operating
Officer - Nationwide Insurance Enterprise and Director          Officer and Director
Lewis J. Alphin                                                 Willard J. Engel
-------------------------------------------------------------   -----------------------------------------------------------
Lewis J. Alphin, Director                                       Willard J. Engel, Director


Frederick C. Finney                                             Charles L. Fuellgraf, Jr.
-------------------------------------------------------------   -----------------------------------------------------------
Frederick C. Finney, Director                                   Charles L. Fuellgraf, Jr., Director


Henry S. Holloway                                               David O. Miller
-------------------------------------------------------------   -----------------------------------------------------------
Henry S. Holloway, Director                                     David O. Miller, Director


C. Ray Noecker                                                  James F. Patterson
-------------------------------------------------------------   -----------------------------------------------------------
C. Ray Noecker, Director                                        James F. Patterson, Director


Robert H. Rickel                                                Arden L. Shisler
-------------------------------------------------------------   -----------------------------------------------------------
Robert H. Rickel, Director                                      Arden L. Shisler, Director


Robert L. Stewart                                               Nancy C. Thomas
-------------------------------------------------------------   -----------------------------------------------------------
Robert L. Stewart, Director                                     Nancy C. Thomas, Director


Harold W. Weihl                                                 Robert A. Oakley
-------------------------------------------------------------   -----------------------------------------------------------
Harold W. Weihl, Director                                       Robert A. Oakley, Executive Vice President - Chief
                                                                Financial Officer

David A. Diamond
-------------------------------------------------------------
David A. Diamond, Vice President - Controller